UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2005

SCICLONE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

901 Mariner’s Island Blvd., Suite 205

San Mateo, California 94404

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (650) 358-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On April 27, 2005, the Board of Directors (the “Board”) of SciClone Pharmaceuticals, Inc. (the “Company”) approved (1) an amendment to the Company’s 2004 Stock Option Plan (the “2004 Plan”) to increase the maximum number of shares of common stock that may be issued under the 2004 Plan by 2,300,000 shares to a total of 4,800,000 shares and (2) an amendment and restatement of the 2004 Plan as the 2005 Equity Incentive Plan (the “2005 Plan”), subject to approval by the Company’s stockholders.  On June 7, 2005, the Company’s stockholders approved both the amendment to the 2004 Plan and the amendment and restatement of the 2004 Plan as the 2005 Plan at the annual meeting of the Company’s stockholders.  The 2004 Plan, as previously adopted, provided for an incentive program that enabled the Company to attract, retain and reward employees, consultants and directors and to motivate such persons to contribute to the growth and profitability of the Company through the grant of stock options.  The amendment and restatement of the 2004 Plan to the 2005 Plan authorizes, in addition to stock options, the grant of stock appreciation rights, stock purchase rights, stock bonuses, restricted stock units, performance shares and performance units.  Each award is subject to such terms and conditions consistent with the 2005 Plan as determined by the Compensation Committee and set forth in the individual award agreement.  Shares issued under the 2005 Plan may be authorized but unissued or reacquired shares of the Common Stock of the Company.  The 2005 Plan is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.  The preceding discussion of the 2005 Plan is qualified by reference to the 2005 Plan attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 27, 2005, the Board approved an amendment to the Company’s 2004 Outside Directors Stock Option Plan (the “Directors Plan”) to increase the maximum number of shares of Common Stock that may be issued under that Directors Plan by 550,000 shares to a total of 1,015,000 shares, subject to stockholder approval.  On June 7, 2005, the Company’s stockholders approved the amendment at the annual meeting of the Company’s stockholders.  The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company.  The Directors Plan is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by this reference.  The preceding discussion of the Directors Plan is qualified by reference to the Directors Plan attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

            (c)        Exhibits.

                Exhibit   Description

            ________________

99.1     SciClone Pharmaceuticals, Inc. 2005 Equity Incentive Plan, as effective as of June 7, 2005.

99.2    SciClone Pharmaceuticals, Inc. 2004 Outside Directors Stock Option Plan, as amended June 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCICLONE PHARMACEUTICALS, INC.
Dated: June 17, 2005

/s/ Richard A. Waldron
Richard A. Waldron
Chief Financial Officer